Exhibit 10.2
                              SUBSCRIPTION AGREEMENT
                                       IN
                                Credex Corporation

Ms. Denise Leonardo, CEO
Credex Corporation
454 Treemont Drive
Orange City, FL  32763

1. SUBSCRIPTION. The undersigned (often referred to individually as "Purchaser" or "Shareholder") hereby makes application to become an investor in Credex Corporation, a Florida Corporation ("Company"), and to purchase Shares. This subscription may be rejected by the Company in its sole discretion.

2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the president.

3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

    a. The undersigned is purchasing the Shares after being furnished a Private Placement Memorandum.
    b. The undersigned recognizes that the shares of Common Stock have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state and, therefore, cannot be resold unless registered under the Act or unless an exemption from registration is available; no public agency has passed upon the fairness of the terms of the offering; the undersigned may not sell the shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;
    c. The undersigned is acquiring the Shares for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or

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        particular occasion or event which would necessitate or require his sale or distribution of the shares. No one other than the undersigned has any beneficial interest in said securities;

    d. The undersigned understands and acknowledges that the undersigned has no right to require registration of resale of the securities purchased hereby under the Act or under any state securities laws.

    e. I alone or with my purchaser representative have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this description or subparagraph f applies.

    f. The undersigned is an Accredited Investor. An Accredited Investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

        1. Any bank as defined in section 3(a)(2) of the Act or savings and loan association or other institution as defined in
            Section 3(a)(S)(A) of the Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has


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            total assets in excess of $5,000,000;
        2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
        3. Any organization described in Section 50l(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;
        4.  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
        5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;
        6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;
        7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and
        8.  Any entity in which all of the equity owners are Accredited
            Investors.

    g. The undersigned recognizes that the total amount of funds tendered to purchase the Shares is placed at the risk of the undersigned and may be completely lost. The undersigned understands that there can be no assurance of profitable operations. The purchase of Shares as an investment involves numerous risks;

    h. The undersigned realizes that the Shares cannot readily be sold, that it may not be possible to sell or dispose of the Shares and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial

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        difficulties and the undersigned can provide for current needs and possible personal contingencies;

    i.  The undersigned confirms and represents that the undersigned is able
        (i) to bear the economic risk of his investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of the undersigned's investment. The undersigned also represents that the undersigned has (i) adequate means of providing for the undersigned's current needs and possible personal contingencies, and
        (ii) no need for liquidity in this particular investment;

    j. The undersigned understands that there are substantial restrictions on the transferability of the component parts of the Shares and that any certificate or other document evidencing the component parts of the Shares will have substantially the following restrictive legend thereon:

            "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities
            Act of 1933, as amended ("Act") or the securities laws a/any state. Such securities may not be sold, pledged, hypothecated or otherwise transferred at any time except upon registration or upon delivery to the Company of an opinion of counsel satisfactory to the Company that such registration is not required or evidence satisfactory to the Company that any such transfer will not violate the Act or the securities laws a/any state."

    k. If the undersigned is a resident of Pennsylvania, the undersigned agrees not to sell the Shares for a period of 12 months from the date of purchase. The undersigned further acknowledges that a legend will be placed on any certificate evidencing such Shares restricting its transferability for 12 months from the date of purchase, and that the Company will provide its transfer agent with appropriate stop transfer instructions.

    l. All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date set forth herein, and if there should be any

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        material change in such information prior to acceptance of this
        Subscription Agreement by the Company, the undersigned will immediately provide the Company with such information;

    m. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors and the undersigned's purchaser representative(s), if any, the suitability of an investment in the Company for the undersigned's particular tax and financial situation and the undersigned and the undersigned's advisors or the undersigned's purchaser representative(s), if any, have determined that the investment is a suitable investment for the undersigned,

    n. The undersigned understands that the books and records of the Company will be available upon reasonable notice for inspection during reasonable business hours at the Company's place of business;

    o. The undersigned has been presented with and has acted upon the opportunity to ask questions and receive answers from the Company relating to the terms and conditions of the offering in order to obtain any additional information necessary to verify the accuracy of the information made available to him;

    p. The undersigned has not become aware of the offering of Shares by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

    q. The undersigned is a bona fide resident of the state set forth as his "residence address" in this Subscription Agreement, and that (1) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; (ii) if an individual, he has his principal residence in such state; and (iii) if a corporation, partnership, trust, or other

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        form of business organization which was organized for the specific purpose of acquiring the Shares in the Company, all of its beneficial owners are residents of such state.

4. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each officer thereof from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement.

5. PURCHASE OF SHARES. The undersigned hereby subscribes to purchase ___________ Units/Shares for a total investment of $_______________($5.00 per Unit/Share).

The purchase price is being paid herewith by delivery of a check payable to "Credex Corporation".

This Subscription Agreement is executed on this the _____ day of _____________ 2010, in the State of __________________.


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                         TYPE OF OWNERSHIP (CHECK ONE)

__ INDIVIDUAL OWNERSHIP (one signature required)

__ CORPORATION (Please include certified corporate resolution authorizing signature.)

__ COMMUNITY PROPERTY (one signature if shares are held in one name, i.e., managing spouse; two signatures required if interest is held in both names)

__ PARTNERSHIP (Please include a copy of the statement of partnership or partnership agreement authorizing signature.)

__ TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization.)

  _________________________________
Please print the exact name (registration)
 Investor desires on records of the Company.



___________________________________________________
Street  Address         			Suite or Apt.

___________________________________________________
City,      	 State           		Zip Code

(          ) __________________________
Telephone

 __________________________
Social Security or Taxpayer I.D. Number


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                                    EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

A.  If the subscriber is an INDIVIDUAL, complete the following:

__________________________ 		__________________________
Signature of Investor			Name (please type or print)

                                __________________________
				Signature of Spouse or Co-Owner if funds are To be invested as joint tenants by the entirety



                                __________________________
				Name (please type or print)

B. If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below("Corporation") to acquire the Shares, and further, that the Corporation has all requisite authority to acquire such Shares.

The officer signed below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the article of incorporations, bylaws, and resolutions of the board of directors of such Corporation or execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

				_______________________________
				Name of Corporation (please type or print)

				By: _________________________

                                Name: ______________________

				Title: ________________________




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   C. If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below ("Partnership"), and has been duly authorized by the Partnership to acquire the Shares and that he has all requisite authority to acquire such Shares for the Partnership. The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

				__________________________________
				Name of Partnership (please type or print)

				By: __________________________
				Name: _______________________
				Title:  _______________________

	D. If the subscriber is a TRUST, complete the following:
The undersigned hereby requests, warrants and covenants that he is duly authorized by the terms of the trust instrument ("Trust Instrument") for the ("Trust") set forth below to acquire the Shares and the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.


__________________________
Name of Trust (Please type or print)

By: _______________________
Name: _______________________
Title: _______________________

ACCEPTED BY THE COMPANY this, the _____ day of ____________, 2010.
            				CREDEX Corporation


						By:  __________________________
						Title: _______________

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